UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006
WEBSIDESTORY, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31613 (Commission File Number)	33-0072173 (IRS Employer Identification No.)

10182 Telesis Court, 6th Floor, San Diego, California (Address of Principal Executive Offices)	92121 (Zip Code)
Registrant’s telephone number, including area code: (858) 546-0040
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement; Item 2.01. Completion of Acquisition or Disposition of Assets; Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant; and Item 3.02. Unregistered Sales of Equity Securities.
Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 10.3
EXHIBIT 10.4
EXHIBIT 10.5
EXHIBIT 10.6
EXHIBIT 99.1

Item 1.01. Entry into a Material Definitive Agreement; Item 2.01. Completion of Acquisition or Disposition of Assets; Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant; and Item 3.02. Unregistered Sales of Equity Securities.
     On February 1, 2006, WebSideStory, Inc., a Delaware corporation (“Parent”), VS Acquisition, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Parent (“Merger Sub”), Visual Sciences, LLC, a Delaware limited liability company (the “Company”), and Ned Scherer, as the Member Representative (the “Member Representative”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company merged with and into Merger Sub (the “Merger”) on February 1, 2006. As a result of the Merger and pursuant to the terms of the Merger Agreement, Merger Sub changed its name to Visual Sciences, LLC and the Company’s business is now operated as a wholly owned subsidiary of Parent (the “Surviving Company”).
     The Company was a privately held limited liability company and is a leading provider of streaming data analysis and visualization software and services. The Company’s enterprise applications include Visual Site® and Visual Call™, which utilize the Company’s proprietary technology platform to measure, collect, integrate, manage, analyze and visualize high volumes of data.
     Under the terms of the Merger Agreement, in exchange for all outstanding units of membership interest (the “Units”) and options to purchase Units of the Company, Parent has agreed to issue 568,512 shares of common stock (the “Escrowed Common Stock”), warrants to purchase 1,082,923 shares of Parent common stock (the “Warrants”), which expire on August 1, 2007 and have an exercise price of $18.4685 per share, and senior notes in an aggregate principal amount of $20,000,000 (the “Senior Notes”), and to pay $22,000,000 in cash to former holders of Units and options to purchase Units of the Company. Parent has also granted, pursuant to its existing equity incentive plan, 189,507 shares of restricted common stock to certain employees of the Company, which vest on January 30, 2007. In addition, Parent granted non-qualified stock options to purchase 350,000 shares of Parent common stock to certain Company employees after the closing of the Merger (the “Closing”) at fair market value on the date of grant, which vest over four years following the Closing as follows: 25% of the options vest on the first anniversary of the date of grant and the remaining 75% of the options vest in 36 equal monthly installments over the following three years.
     In accordance with the terms of the Merger Agreement and the Escrow Agreement (the “Escrow Agreement”) entered into by and among Parent, the Member Representative and U.S. Stock Transfer Corporation, as Depository Agent, the Escrowed Common Stock will be held in escrow until April 1, 2007 to satisfy possible indemnification claims made by Parent against the Company. In addition, in the event that the Company does not have at least $2,000,000 of cash and cash equivalents on hand as of the Closing, then Parent may seek recourse against the Escrowed Common Stock for any such deficiency.
     The Senior Notes will accrue cash pay interest at a rate of 4% per annum and mature on August 1, 2007. The Senior Notes are subject to mandatory repayment, on demand, at any time after April 1, 2007 or upon certain underwritten public offerings of Parent common stock and must be repaid if Parent incurs indebtedness that ranks senior or pari passu with the priority of payment attributable to the indebtedness represented by the Senior Notes, subject to certain exceptions for permitted indebtedness under the Senior Notes. Parent has the right to prepay the Senior Notes at any time without premium or penalty.
     The Escrowed Common Stock, the Warrants and the Senior Notes were issued to accredited investors in reliance on Rule 506 of Regulation D, promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).
     In connection with the Merger, Parent and certain existing holders of Parent’s common stock entered into a Second Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which former holders of Units of the Company were granted certain registration rights, including demand registration rights and shelf registration rights, as well as piggyback registration rights, that are pari passu with rights previously granted to certain of Parent’s stockholders. Parent has also entered into Non-Competition Agreements (together, the “Non-Competition Agreements”) with each of James W. MacIntyre, IV and David Scherer, the Surviving Company’s Chief Executive Officer and Chief Technology Officer, respectively, pursuant to which Mr. MacIntyre and Mr. Scherer have agreed, subject to the terms and conditions contained therein, not to compete with the Surviving Company or take certain actions for a two-year period following the Closing.
     Forms of the Merger Agreement, the Escrow Agreement, the Registration Rights Agreement, the Non-Competition Agreements, the Senior Notes and the Warrants are attached hereto as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

The forgoing summary is qualified by reference to the Merger Agreement, the Escrow Agreement, the Registration Rights Agreement, the Non-Competition Agreements, the Senior Notes and the Warrants, each of which is hereby incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On February 1, 2006, Parent hosted an earnings conference call with respect to its results of operations for the quarter ended December 31, 2005. A copy of the transcript of the earnings conference call is attached hereto as Exhibit 99.1.
     The information set forth under this Item 7.01, “Regulation FD Disclosure,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
     The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.
(b) Pro Forma Financial Information.
     The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this Current Report on Form 8-K must be filed.
(d) Exhibits

Exhibit No.	Description

2.1	Form of Agreement and Plan of Merger, dated as of February 1, 2006, by and among WebSideStory, Inc., VS Acquisition, LLC, Visual Sciences, LLC and Ned Scherer, as the Member Representative

10.1	Form of Escrow Agreement, dated as of February 1, 2006, by and among WebSideStory, Inc., Ned Scherer, as the Member Representative, and U.S. Stock Transfer Corporation

10.2	Form of Second Amended and Restated Registration Rights Agreement, dated as of February 1, 2006, by and among WebSideStory, Inc. and certain stockholders of WebSideStory, Inc.

10.3	Form of Non-Competition Agreement, dated as of February 1, 2006, by and between WebSideStory, Inc. and James W. MacIntyre, IV

10.4	Form of Non-Competition Agreement, dated as of February 1, 2006, by and between WebSideStory, Inc. and David Scherer

10.5	Form of Senior Notes, dated February 1, 2006

10.6	Form of Warrants, dated February 1, 2006

99.1	Transcript of WebSideStory, Inc. Earnings Conference Call, dated February 1, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSIDESTORY, INC.
Date: February 7, 2006	By:	/s/ Jeffrey W. Lunsford
Jeffrey W. Lunsford
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Form of Agreement and Plan of Merger, dated as of February 1, 2006, by and among WebSideStory, Inc., VS Acquisition, LLC, Visual Sciences, LLC and Ned Scherer, as the Member Representative

10.1	Form of Escrow Agreement, dated as of February 1, 2006, by and among WebSideStory, Inc., Ned Scherer, as the Member Representative, and U.S. Stock Transfer Corporation

10.2	Form of Second Amended and Restated Registration Rights Agreement, dated as of February 1, 2006, by and among WebSideStory, Inc. and certain stockholders of WebSideStory, Inc.

10.3	Form of Non-Competition Agreement, dated as of February 1, 2006, by and between WebSideStory, Inc. and James W. MacIntyre, IV

10.4	Form of Non-Competition Agreement, dated as of February 1, 2006, by and between WebSideStory, Inc. and David Scherer

10.5	Form of Senior Notes, dated February 1, 2006

10.6	Form of Warrants, dated February 1, 2006

99.1	Transcript of WebSideStory, Inc. Earnings Conference Call, dated February 1, 2006